HERTZ GLOBAL HOLDINGS, INC. 4Q 2019 Earnings Call | February 25, 2020 | 8:30 am ET

Forward Looking Statements Certain statements made within this presentation contain forward-looking statements. Forward-looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward- looking information relayed in this presentation speaks only as of February 25, 2020, and Hertz Global Holdings, Inc. (the “Company”) undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its fourth quarter 2019 results issued on February 24, 2020, and the note on forward-looking statements contained in the Company’s 2019 Annual Report on Form 10-K to be filed on February 25, 2020 and other filings available from the SEC, the Hertz website, or the Company’s Investor Relations Department. 2

Non-GAAP Measures and Key Metrics The following non-GAAP measures1 and key metrics1 will be used in the presentation: ▪ Adjusted Corporate EBITDA ▪ Total RPD ▪ Adjusted Corporate EBITDA Margin ▪ Total RPU ▪ Adjusted Net Income (Loss) ▪ T&M Rate ▪ Adjusted Diluted EPS ▪ Depreciation Per Unit Per Month ▪ Adjusted Free Cash Flow ▪ Average Vehicles ▪ Vehicle Utilization ▪ Transaction Days 1Definitions and reconciliations of non-GAAP measures and definitions of key metrics are provided in the Company’s fourth quarter 2019 press release issued on February 24, 2020, and as an exhibit to the Company’s Form 8-K filed on February 25, 2020.

Agenda BUSINESS FINANCIAL RESULTS OVERVIEW OVERVIEW Kathryn Marinello Jamere Jackson President & Chief Executive Officer Chief Financial Officer Hertz Global Holdings, Inc. Hertz Global Holdings, Inc. 4

2019 Initiatives Delivered Topline Growth Margin Expansion Long Term Growth Focus ▪ U.S. RAC revenue +7% ▪ 2019 Adj. Corp EBITDA +50% ▪ Brand segmentation ▪ Price and volume growth, all brands ▪ DOE/SG&A margin (100) bps ▪ Customer service excellence ▪ Ranked #1 by JD Power ▪ Disciplined fleet management ▪ International improvement ▪ TNC revenue +42% ▪ U.S. digital direct channel growth ▪ Vehicle connectivity ▪ Value-Added Services improved ▪ Connected cars ▪ TNC and delivery rentals ▪ AI-enabled revenue management 5 5

QUARTERLY OVERVIEW Jamere Jackson - Chief Financial Officer

4Q:19 and FY:19 Consolidated Results $ in millions, except per share data 4Q:19 4Q:18 YoY FY:19 FY:18 YoY GAAP Results Results Better/(Worse) Results Results Better/(Worse) Total revenues $2,326 $2,294 1% $9,779 $9,504 3% Income (loss) before income taxes ($130) ($120) (8%) $13 ($257) NM Net loss attributable to Hertz Global ($118) ($101) (17%) ($58) ($225) 74% Diluted loss per share ($0.83) ($1.05) 21% ($0.49) ($2.35) 79% Wtd. average shares outstanding: diluted 142M 96M 117M 96M Non-GAAP Adjusted Corporate EBITDA $54 $49 11% $649 $433 50% Adjusted Corporate EBITDA Margin 2% 2% 20 bps 7% 5% 210 bps Adjusted Net Income (Loss) ($34) ($46) 26% $168 ($14) NM Adjusted Diluted EPS ($0.24) ($0.48) 50% $1.44 ($0.15) NM NM = Not meaningful 7

4Q:19 and FY:19 Operating Results Summary $ in millions Total Revenues Adjusted Corporate EBITDA DOE/SG&A Expenses (Ex. Donlen Adjustments) +5% +11% +1% $2,344 $54 $1,587 $2,241 $49 $1,564 4Q:19 Q4 2018 Q4 2019 Q4 2018 Q4 2019 Q4 2018 Q4 2019 Total Revenues Adjusted Corporate EBITDA DOE/SG&A Expenses (Ex. Donlen Adjustments) +4% +50% +1% $9,450 $9,858 $649 $6,372 $6,455 FY:19 $433 2018 2019 2018 2019 2018 2019 8

4Q:19 U.S. RAC



U.S. RAC (YoY quarterly results)
Total Revenue
9%
7%
10%
6%
6%
4Q:18 1Q:19 2Q:19 3Q:19 4Q:19
Transaction Days
6%
4%
6%
5%
2%
4Q:18 1Q:19 2Q:19 3Q:19 4Q:19
Total RPD
3%
2%
3%
1%
4%
4Q:18 1Q:19 2Q:19 3Q:19 4Q:19
T&M Rate
6%
4%
3%
1%
4%
4Q:18 1Q:19 2Q:19 3Q:19 4Q:19
Total RPU
3%
2%
3%
(1%)
2%
4Q:18 1Q:19 2Q:19 3Q:19 4Q:19

Performance Overview:

- Revenue up on both pricing and volume growth
  - All brands
  - Business and leisure
  - Airport and off-airport
  - Value-added services
  - TNC[1] and delivery rentals
- Growth drivers
  - JD Power #1 ranked customer service
  - Revenue management capabilities
  - Brand-building marketing
  - Preferred fleet
- Adjusted EBITDA $48M
  - 4Q:19 DOE/SGA as % revenue improved 270 bps
  - FY:19 Adjusted EBITDA $480M versus FY:18 $226M

Hertz dollar. CAR RENTAL Thrifty CAR RENTAL Firefly CAR RENTAL DONLEN A Hertz Company

[1]TNC is transportation network companies that provide ride-hailing services.

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4Q:19 U.S. RAC Fleet

U.S. RAC Fleet


Depreciation Per Unit Per Month YoY
(15%)
4Q:18
(15%)
1Q:19
(13%)
2Q:19
(5%)
3Q:19
11%
4Q:19
Average Vehicles YoY
6%
4Q:18
5%
1Q:19
6%
2Q:19
7%
3Q:19
4%
4Q:19
Vehicle Utilization
81%
4Q:18
79%
1Q:19
82%
2Q:19
79%
3Q:19
79%
4Q:19

Fleet Management:

- FY:19 unit depreciation (7%), 4Q:19 +11%
  - 4Q impacted by residuals on certain makes/models
- Maximizing depreciation outcomes through the cycles
  - Disciplined fleet acquisitions
  - Retail car sales channel unit growth
  - Residual value market strength
  - Opportunistic fleet rotations
  - Growth in TNC extends asset life
- 4Q:19 Utilization (150 bps) YoY
  - Impact of safety recalls on out-of-service levels
  - Delivery vehicle ramp up to meet future demand

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4Q:19 U.S. RAC Retail Vehicle Sales Initiative U.S. RAC Vehicle Disposition Channel Top 10 Used-Vehicle Retailer Nationally1 4Q:19 Dispositions by Channel ▪ Retail unit sales vol. +11%, same-store unit sales +4% Auction Dealer Direct ▪ High-margin ancillary retail sales revenue +28% ▪ 87 Retail locations in the U.S. and growing ▪ Now offering home delivery Retail ▪ Opportunity to grow beyond Hertz fleet dispositions ▪ World-class sales team and capability +11% +11% 4Q:18 4Q:19 FY:18 FY:19 1Source: Automotive News – Top 150 dealer groups based in the U.S. (based on number of units) 11

4Q:19 International RAC International RAC (YoY quarterly results)1 Performance Overview: Revenue Transaction Days ▪ Revenue flat on a constant currency basis 4% 4% 2% • RPD +1%, Days (1%) • Improved pricing in APAC and Europe 0% 0% 0% 0% (1%) • Europe volume softness 4Q:18 1Q:19 2Q:19 3Q:19 4Q:19 4Q:18 1Q:19 2Q:19 3Q:19 4Q:19 ▪ Adjusted EBITDA ($10M) Total RPD T&M Rate • Higher unit depreciation on flat revenue 1% 1% 1% 3% 0% 2% ▪ Key focus areas: 1% • Reigniting topline growth (2%) • Brand-building marketing 4Q:18 1Q:19 2Q:19 3Q:19 4Q:19 4Q:18 1Q:19 2Q:19 3Q:19 4Q:19 • Driving operating productivity • Improving customer service Total RPU 4Q:18 1Q:19 2Q:19 3Q:19 4Q:19 1Results shown are in constant currency. Constant currency for 2019 periods are based on December 31, 2018, foreign currency exchange rates. Constant currency for 2018 periods are based on December 31, 2017, foreign currency exchange rates. 12

DEBT, LIQUIDITY & CASH FLOW OVERVIEW Jamere Jackson - Chief Financial Officer

YE:19 Debt, Liquidity and Cash Flow Hertz Global Consolidated Overview: $ in millions Non-Vehicle Debt Maturity Profile1 ▪ Liquidity of $1.4B at December 31, 2019 ▪ November 2019 refinance of $900M of 2nd Lien Notes ▪ Net Corporate Leverage 4.5x vs. 7.7x at YE:18 ▪ FY:19 Adjusted Free Cash Flow reflects: $350 • Strong operating cash flows $1,167 $14 $900 • Vehicle receivables timing $800 $618 • Negative ABS fair market value marks $500 $500 $14 $14 2020 2021 2022 2023 2024 2026 2028 Senior RCF and Stand Alone L/C Facility Term Loan Senior Second Priority Secured Notes Senior Notes 1 As of December 31, 2019. Excludes $27M of promissory notes due 2028 and $18M of other non-vehicle debt. 14

2020 Outlook ▪ Revenue Expectations • U.S. – Industry grows low to mid single-digits • International – Industry remains flat to up slightly • Hertz tailwinds: ➢ Revenue management ➢ Marketing ➢ Customer service ➢ Growth initiatives…TNC and delivery rentals ▪ Depreciation – Residual values projected to decline low single-digit ▪ DOE/SG&A – Rate should grow slower than revenue…driving operating leverage ▪ Adjusted Free Cash Flow – Strong operating cash flow, lower non-vehicle debt interest Driving Sustainable Growth & Margin Expansion 15

Q&A